UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 21, 2009
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
     On May 21, 2009, Huntington Bancshares Incorporated (the “Company”) issued a press release announcing that it is commencing an offer to purchase for cash a portion of outstanding trust preferred securities of Huntington Capital I, Huntington Capital II and Huntington Capital III. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 8.01. Other Events.
     On May 21, 2009, the Company entered into a new Equity Distribution Agreement (the “Agreement”) with Goldman, Sachs & Co. (“Goldman Sachs”), pursuant to which the Company may issue and sell over time and from time to time, through Goldman Sachs, as the Company’s sales agent, or to Goldman Sachs for resale, shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $350,000,000.
     Sales of shares of Common Stock pursuant to the Agreement, if any, may be sold on the NASDAQ Global Select Market or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices. In addition, if agreed by the Company and Goldman Sachs, some or all of the shares of Common Stock issued pursuant to the Agreement may be sold through ordinary brokerage transactions and transactions in which a broker solicits purchasers; purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account; or a block trade in which a broker-dealer will attempt to sell as agent, but may position or resell a portion of the block, as principal, in order to facilitate the transaction.
     Shares of Common Stock sold pursuant to the Agreement will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 21, 2009, to the accompanying prospectus filed with the Commission on January 13, 2009, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-156700) (the “Registration Statement”). Interested investors should read the prospectus supplement and all documents incorporated therein. The Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.
     Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.
     This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any Common Stock. A Registration Statement relating to the Common Stock has been filed with the Commission and is effective. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained when available by contacting Goldman Sachs, Attention: Prospectus Department, 85 Broad Street, New York, New York 10004, telephone: (866) 471-2526, facsimile: (212) 902-9316 or by emailing prospectus-ny@ny.email.gs.com or by visiting EDGAR on the Commission’s website at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Press release, dated May 21, 2009.

Exhibit 99.2	Equity Distribution Agreement, dated May 21, 2009, between Huntington Bancshares Incorporated and Goldman, Sachs & Co.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: May 21, 2009	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Press release, released May 21, 2009.

Exhibit 99.2	Equity Distribution Agreement, dated May 21, 2009, between Huntington Bancshares Incorporated and Goldman, Sachs & Co.